Dynamic International Opportunity Fund

Class I Shares (Symbol: ICCIX)

Class N Shares (Symbol: ICCNX)

Dynamic U.S. Opportunity Fund

Class I Shares (Symbol: ICSIX)

Class N Shares (Symbol: ICSNX)

each a series of Northern Lights Fund Trust II

Supplement dated March 22, 2019 to the Funds’ Prospectus and Statement of Additional Information (“SAI”) dated April 1, 2018

The following supersedes any contrary information contained in the current Prospectus or SAI

At a special meeting of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on March 18, 2019, the Board approved the elimination of the 2% redemption fee on shares redeemed within 60 days of purchase for the Dynamic International Opportunity Fund and the Dynamic U.S. Opportunity Fund (each a “Fund,” and collectively, the “Funds”) effective April 1, 2019.

Therefore, as of April 1, 2019, the Funds will no longer charge a 2.00% redemption fee on Class I and Class N shares redeemed within 60 days of purchase. Any reference to the 2.00% redemption fee in the Funds’ Prospectus or Statement of Additional Information are amended accordingly.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for Class I and Class N shares dated April 1, 2018, which provides information that you should know about the Funds before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Funds at 1-855-USE-ETFS.